Exhibit 10.65

SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of December 12th, 2017 by Kure Corp., a Florida corporation (“Borrower”), in favor of Level Brands, Inc., a North Carolina corporation (“Secured Party”).

Borrower has concurrently herewith entered into the Credit Agreement (as defined below) with the Secured Party. As a condition precedent to the Secured Party’s acceptance of such Credit Agreement, Borrower has agreed to grant the Secured Party a continuing security interest in and to the Collateral (as defined below) to secure the Credit Agreement. Accordingly, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01 Definitions. The following terms, as used herein, have the following respective meanings:

(a)           “Collateral” means, with respect to the Loan (as defined in the Credit Agreement) all of Borrower’s Inventory, Accounts and Accounts Receivables (as those terms are defined under or contemplated in the UCC).

(b)           “Credit Agreement” means that certain Revolving Line of Credit Agreement, dated of even date herewith and entered into between Borrower and the Secured Party, including, without limitation, the Note (as defined in the Credit Agreement), as the same may be renewed, extended, modified or otherwise restructured from time to time.

(c)           “Event of Default” has the meaning set forth in the Credit Agreement.

(d)           “Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind.

(e)           “Obligations” means all principal and interest payable under the Credit Agreement and all expenses as to which the Secured Party has a right to reimbursement under this Security Agreement, including any and all sums advanced to preserve the Collateral or to preserve its security interests in the Collateral.

(f)           “Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

(g)           “Proceeds” means all “proceeds” (as defined in Section 9-102 of the UCC) and shall also mean and include all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of or other realization upon or payment for the use of, Collateral, including, without limitation, all claims of Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

(h)           “Security Agreement” means this Security Agreement, as the same may be amended, supplemented or modified from time to time.

(i)           “Secured Party” has the meaning set forth in the recitals hereto.

(j)           “Security Interests” means the security interests in the Collateral granted under this Security Agreement securing the Obligations.

(k)           “UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of North Carolina; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

(l)           “Borrower” has the meaning set forth in the recitals hereto.

Section 1.02                                UCC Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC shall have the meanings stated in the UCC.

Section 1.03                                Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise expressly provided herein, the word “day” means a calendar day.

ARTICLE II
THE SECURITY INTERESTS

Section 2.01                                Grant of Security Interests. To secure the full and punctual payment of the Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of Borrower hereunder, Borrower hereby assigns and pledges to the Secured Party, and its successors and assigns, and grants to the Secured Party, and its successors and assigns, security interests in the Collateral.

Section 2.02                                Security Interests Absolute. All rights of the Secured Party, all security interests hereunder and all obligations of Borrower hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Obligations, whether executed by Borrower or any other Person. Without limiting the generality of the foregoing, the obligations of Borrower hereunder shall not be released, discharged or otherwise affected or impaired by:

(a) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of Borrower under the Credit Agreement or the Obligations, by operation of law or otherwise;

(b) any release, non-perfection or invalidity of any direct or indirect security for the Obligations, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for the Obligations or any release of any other obligor in respect of the Obligations;

(c) the existence of any claim, set-off or other right which Borrower may have at any time against the Secured Party or any other Person, whether in connection herewith or any unrelated transaction;

(d) any invalidity or unenforceability relating to or against Borrower or the Secured Party for any reason of the Credit Agreement or any other agreement or instrument evidencing or securing the Obligations or any provision of applicable law or regulation purporting to prohibit the payment by Borrower of the Obligations;

(e) any failure by the Secured Party: (i) to file or enforce a claim against Borrower or its estate (in a bankruptcy or other proceeding); (ii) to commence any action against Borrower; (iii) to disclose to Borrower any facts which the Secured Party may now or hereafter know with regard to Borrower; or (iv) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Obligations; and

(f) any other act or omission to act or delay of any kind by Borrower, the Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of Borrower’s obligations hereunder; or

This Security Agreement shall remain fully enforceable against Borrower irrespective of any defenses that any other Person may have or assert in respect of the Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury.

Section 2.03                                Continuing Liability of Borrower. The Security Interests are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Borrower with respect to any of the Collateral or any transaction in connection therewith.

ARTICLE IV
COVENANTS

Borrower covenants and agrees that until the payment in full of all Obligations, Borrower will comply with the following:

Section 4.01                                Financing Statements; Further Assurances. Borrower will, from time to time and in such manner and form as the Secured Party may require, execute, deliver, file and record any financing statement, specific assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the Uniform Commercial Code) that from time to time may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Party to obtain the full benefit of this Security Agreement or to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable law with respect to any of the Collateral. To the extent permitted by applicable law, Borrower hereby authorizes the Secured Party to execute and file, in the name of Borrower or otherwise and without the signature of Borrower appearing thereon, such Uniform Commercial Code financing statements or continuation statements as the Secured Party in its sole discretion may deem necessary or appropriate to further perfect or maintain the perfection of the Security Interests. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

Section 4.02                                Disposition of Collateral. Borrower will not sell, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral or create or suffer to exist any Lien (other than the Security) on any Collateral, other than in the ordinary course of business.

ARTICLE V
GENERAL AUTHORITY; REMEDIES

Section 5.01                                General Authority. Borrower hereby irrevocably appoints the Secured Party and any officer or agent thereof as its true and lawful attorney-in-fact, with full power of substitution, in the name of Borrower, for the sole use and benefit of the Secured Party, but at Borrower’s expense, to the extent permitted by law, to exercise at any time and from time to time while an Event of Default has occurred and is continuing under the Credit Agreement or the Obligations, all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, is irrevocable until the Obligations are paid in full:

(a)           to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Security Agreement;

(b)           to receive, take, endorse, assign and deliver any and all checks, credit agreements, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by Borrower as, or in connection with, the Collateral;

(c)           to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

(d)           to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof; and

(e)           to do, at its option, but at the expense of Borrower, at any time or from time to time, all acts and things which the Secured Party deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

Except as otherwise provided herein, Borrower hereby waives, to the extent permitted by applicable law, notice and judicial hearing in connection with the Secured Party’s taking possession or disposition of any of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Borrower would otherwise have under the Constitution or any statute of the United States or of any state.

Section 5.02                                Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing under the Credit Agreement or the Obligations, the Secured Party may, in addition to all other rights and remedies granted to it in this Security Agreement and in any other agreement securing, evidencing or relating to the Obligations: (a) exercise all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, (b) without demand of performance or other demand or notice of any kind (except as herein provided or as may be required by mandatory provisions of law) to or upon Borrower or any other Person (all of which demands and/or notices are hereby waived by Borrower), (i) apply all cash, if any, then held by it as Collateral as specified herein and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full or cannot be so applied for any reason, collect, receive, appropriate and realize upon the Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof at public or private sale, at any office of the Secured Party or elsewhere in such manner as is commercially reasonable and as the Secured Party may deem best, for cash, on credit or for future delivery without assumption of any credit risk and at such price or prices as the Secured Party may deem satisfactory. The Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Borrower will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any such sale may be made in compliance with law.

Section 5.03                               Other Rights of the Secured Party.

(a)           The Secured Party, instead of exercising the power of sale conferred upon it pursuant to Section 5.02, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgement or decree of a court or courts of competent jurisdiction, and may in addition, institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Security Agreement.

(b)           The Secured Party shall, to the extent permitted by applicable law, without notice to Borrower or any party claiming through Borrower, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Secured Party) of the Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Secured Party, and Borrower irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

Section 5.04                                  Limitation on Duty of the Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty to exercise any rights or take any steps to preserve the rights of Borrower in the Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the Secured Party be liable to Borrower or any other Person for failure to meet any obligation imposed by Section 9-207 of the UCC or any successor provision. Borrower agrees that the Secured Party shall at no time be required to, nor shall the Secured Party be liable to Borrower for any failure to, account separately to Borrower for amounts received or applied by the Secured Party from time to time in respect of the Collateral pursuant to the terms of this Security Agreement.

Section 5.06                              Waiver and Estoppel.

(a)           Borrower agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement, and Borrower hereby waives all benefit or advantage of all such laws. Borrower covenants that it will not hinder, delay or impede the execution of any power granted to the Secured Party pursuant to the Credit Agreement, this Security Agreement or any other related agreement or document.

(b)           Borrower waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Security Agreement and any action taken by the Secured Party with respect to the Collateral.

Section 5.07                                  Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held by the Secured Party or its nominee or custodian hereunder shall be applied in the following order of priority:

FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Secured Party, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other Obligations owing to the Secured Party in respect of sums advanced by the Secured Party to preserve the Collateral or to preserve its security interests in the Collateral;

SECOND, to the payment of the Credit Agreement and all the Obligations, until the Credit Agreement and all the Obligations shall have been paid in full; and

THIRD, to Borrower, or its successors or assigns, or as a court of competent jurisdiction may direct.

The Secured Party may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

ARTICLE VI
MISCELLANEOUS

Section 6.01                                Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given in the manner and at the respective addresses of the parties set forth in the Credit Agreement.

Section 6.02                              No Waivers; Non-Exclusive Remedies. No failure or delay on the part of the Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Security Agreement or any other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein are cumulative and are not exclusive of any other remedies provided by law.

Section 6.04                               Amendments and Waivers. Any provision of this Security Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower directly affected by such amendment, change, discharge, termination or waiver and the Secured Party.

Section 6.05                                Successors and Assigns. This Security Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Secured Party and its successors and assigns. In the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. Borrower shall not assign or delegate any of its rights and duties hereunder without the prior written consent of the Secured Party.

Section 6.06                               Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina, without giving effect to the conflict of law principles thereof. The parties specifically consent to the jurisdiction of the state and federal courts located in the State of North Carolina in any action, whether at law or in equity, brought by the any party to protect any of their rights hereunder.

Section 6.07                             Limitation of Law; Severability.

(a)           All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(b)           If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

Section 6.08                                Counterparts; Effectiveness. This Security Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Security Agreement shall become effective with respect to Borrower when the Secured Party shall receive counterparts hereof executed by itself and Borrower.

Section 6.09                                 Termination. Upon the full, final and irrevocable payment and performance of all Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to Borrower.

Section 6.10                                Entire Agreement. This Security Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

Level Brands, Inc.

By:
Martin A. Sumichrast, CEO

Kure Corp.

By:
Craig Brewer, CEO